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                            MFS(R)Mid Cap Growth Fund

          Supplement to the Current Statement of Additional Information


     During the period from November 1, 2000 through December 31, 2000 (unless extended by MFS Fund Distributors, Inc. ("MFD")) (the "Sales Period"), MFD will pay certain branches of First Clearing Corp. that were formerly offices of First Union Securities, First Albany Corp. and Wheat First Union (each "a dealer") 100% of the applicable sales charge on sales of Class A shares of the fund listed above (the "Fund") sold by a dealer to investors during the Sales Period. In addition, MFD will pay a dealer an additional commission equal to 0.50% of the net asset value of all of the Class B shares and an additional commission equal to 0.50% of the net asset value of all of Class C shares of the Funds sold by a dealer to investors during the Sales Period.


                The date of this Supplement is November 1, 2000.